EXHIBIT 10.4

                    AMENDMENT TO PURCHASE AND SALE CONTRACT
                             (MEDTRONICS BUILDING)

     This Amendment To Purchase and Sale Contract (this "Amendment") is entered into as of the 10th day of November, 1999, by and between CENTURY PENSION INCOME FUND XXIII, a California limited partnership ("Seller"), and PACIFICA ENTERPRISES L.A., LLC, a California limited liability company ("Purchaser"), with respect an escrow established with Chicago Title Company.
     Reference is made to that certain Purchase and Sale Contract dated as of
September 23, 1999 between Purchaser and Seller (the "Contract").   Capitalized
terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.
     Purchaser and Seller desire to further amend the Contract pursuant to the terms set forth below.
     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Contract is hereby amended as follows:
     1. EXTENSION OF FEASIBILITY PERIOD. The Feasibility Period is hereby extended from "no later than October 23, 1999" to "no later than November 17, 1999".
     2. CLOSING DATE. The Closing Date shall occur on December 2, 1999 (subject to extension rights set forth in Section 7.1.2 of the Contract).
     3. WAIVER OF CONTINGENCIES OTHER THAN ENVIRONMENTAL AND TENANT IMPROVEMENTS DUE DILIGENCE. Purchaser hereby agrees and acknowledges that other than completing the environmental review and an analysis of the existing tenant improvements and exterior window and wall defects (collectively, the "Environmental and Tenant Improvements Due Diligence"), all of the contingencies relating to the Feasibility Period have been satisfied or waived. Seller and Purchaser agree that Purchaser shall have until November 17, 1999 to satisfy its due diligence relating to the Environmental and Tenant Improvements Due Diligence.
     4. COUNTERPARTS. This Amendment may be executed in counterparts, each of which when compiled together shall constitute one and the same original.
     All other terms and conditions of the Contract remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, Seller and Purchaser have entered into this Amendment as of the date written above.

                                              "SELLER"

                                         CENTURY PENSION INCOME FUND XXIII
                                         a California limited partnership

                                         By:Fox Partners V,
                                            a California limited partnership,
                                            its general partner

                                         By:Fox Capital Management Corporation,
                                            a California corporation,
                                            its general partner


                                         By:
                                         Name:
                                         Its:


                                         "PURCHASER"

                                         PACIFICA ENTERPRISES L.A., LLC,
                                         a California limited liability company

                                         By:
                                         Name:
                                         Its: